                                                                    Exhibit 10.1

                                                                  Dated: 2/14/02

                           FOURTH AMENDMENT TO AMENDED
                    AND RESTATED CREDIT AGREEMENT AND CONSENT

     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT (this "Agreement") dated as of the 14th day of February, 2002 (the "Agreement
       ---------                                                    ---------
Date"), by and among iPCS WIRELESS, INC. (the "Borrower"), a Delaware
----                                           --------
corporation, iPCS, INC., ("Holdings"), a Delaware corporation, iPCS EQUIPMENT,
                           --------
INC. ("Equipmentco"), a Delaware corporation (collectively with the Borrower and
       -----------
Holdings, the "Loan Parties"), the Lenders (as defined in the Credit Agreement
               ------------
defined below), and TORONTO DOMINION (TEXAS), INC., as administrative agent (the "Administrative Agent").
 --------------------

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Loan Parties, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of July 12, 2000, as amended by that certain First Amendment to Amended and Restated Credit Agreement and Consent dated as of February 23, 2001, by that certain Second Amendment to Amended and Restated Credit Agreement and Consent dated as of September 28, 2001, and as further amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of December 19, 2001 (the "Credit
                                                                          ------
Agreement");
---------

     WHEREAS, the Borrower has requested that the Lenders, and the Lenders have agreed to, subject to the terms hereof, amend the Credit Agreement as more fully set forth herein; and

     WHEREAS, resulting from the consummation of the AirGate Merger, AirGate, AGW Leasing, Inc., Holdings and the Borrower entered into that certain Tax Allocation Agreement dated November 30, 2001 (the "AirGate Tax Allocation
                                                   ----------------------
Agreement") and Holdings, AirGate and AirGate Services Company, Inc.
---------
("ServiceCo"), a wholly-owned subsidiary of AirGate entered into that certain
  ---------
Technology License Agreement dated December 1, 2001 (the "Technology License
                                                          ------------------
Agreement");
---------

     WHEREAS, the Borrower has requested that the Lenders, and the Lenders have agreed, subject to the terms hereof, to consent to Holdings entering into an agreement with ServiceCo to provide administrative services to Holdings, the Borrower and its Subsidiaries (the "Services Agreement");
                                    ------------------

     NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Credit Agreement, and further agree as follows:

     1.   Amendment to Section 1.1. Section 1.1, Definitions, of the Credit
          ------------------------               -----------
Agreement is hereby amended by deleting each of the following definitions of "Approved Management Agreement", "Approved Tax Allocation Agreement", "Business Plan" and "Restricted Payment" in its entirety and by substituting in lieu thereof the following:

          "`Approved Management Agreement' means, collectively, (a) that certain
            -----------------------------
     Management Services Agreement dated as of the Effective Date between Holdings and the Borrower and (b) that certain Services Agreement dated as of January 1, 2002 by and among AirGate Services Company, Inc., AirGate and Holdings."

          "`Approved Tax Allocation Agreement' means, collectively, (a) that
            ---------------------------------
     certain Tax Allocation Agreement dated as of the Effective Date between Holdings and the Borrower and (b) that certain Tax Allocation Agreement dated as of November 30, 2001 by and among AirGate, AGW Leasing, Inc., Holdings and the Borrower."

          "`Business Plan' means the Borrower's marketing and construction plans
            -------------
     for the Service Area Network, budget and schedule as submitted to and approved by the Administrative Agent, including financial projections of the Borrower and its Consolidated Subsidiaries for the seven year period beginning on January 1, 2002, with quarterly detail through December 31, 2003, certified by the chief financial officer of the Borrower as being prepared generally in accordance with GAAP (except for the absence of footnotes), such construction plans giving effect to the Build-out Plan and such projections giving effect to the Debt to be incurred under this Agreement as well as the other Debt to be incurred by the Borrower and its Consolidated Subsidiaries during such period. Unless any amendment or modification thereto or replacement thereof made in accordance with Section
                                                                         -------
     9.14, the Business Plan dated as of February 4, 2002 shall be the Business
     ----
     Plan for purposes of this Agreement."

          "`Restricted Payment' means (a) any dividend or other distribution,
            ------------------
     payment or penalty (whether in cash, Property or obligations), direct or indirect, on account of, in connection with or with respect to (or the setting apart of money for a sinking or other analogous fund for) any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of Capital Stock to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of or with respect to any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries now or hereafter outstanding; (c) any payment or prepayment of principal of, premium, if any, or interest on, or any redemption, conversion, exchange, purchase, retirement or defeasance of, or payment with respect to, any subordinated debt; and (d) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of the Borrower or any of its Subsidiaries now or hereafter outstanding. Notwithstanding the foregoing, Restricted Payment shall exclude any payments made in connection with the Approved Management Agreement or Approved Tax Allocation Agreement."

     2.   Amendments to Article 10.
          ------------------------

          (a)  Amendment to Section 10.1. Section 10.1, Total Debt to Total
               -------------------------                -------------------
Capitalization, of the Credit Agreement is hereby amended by deleting such
--------------
Section in its entirety and by substituting in lieu thereof the following:

          "Section 10.1 Total Debt to Total Capitalization. From the Effective
                        ----------------------------------
     Date until September 29, 2003, the Loan Parties will not permit the Total Debt of Holdings and its Consolidated Subsidiaries outstanding at the end of any calendar quarter to exceed 71.5% of the Total Capitalization of Holdings and its Consolidated Subsidiaries on such date."

          (b)  Amendment to Section 10.2. Section 10.2, Senior Debt to Total
               -------------------------                --------------------
Capitalization, of the Credit Agreement is hereby amended by deleting such
--------------
Section in its entirety and by substituting in lieu thereof the following:

          "Section 10.2 Senior Debt to Total Capitalization. From the Effective
                        -----------------------------------
     Date until September 29, 2003, the Borrower will not permit the Senior Debt of the Borrower and its Consolidated Subsidiaries outstanding at the end of any calendar quarter to exceed 30% of the Total Capitalization of the Borrower on such date."

          (c)  Amendment to Section 10.3. Section 10.3, Quarterly Minimum
               -------------------------                -----------------
Revenue Levels, of the Credit Agreement is hereby amended by deleting such
--------------
Section in its entirety and by substituting in lieu thereof the following:

          "Section 10.3 Quarterly Minimum Revenue Levels. Until September 29,
                        --------------------------------
     2003, the Borrower will not permit Gross Revenues, exclusive of any and all revenues attributable to the sale, lease or license of handsets, accessories and other inventory, for any calendar quarter during any of the periods set forth below to be less than the amount set forth opposite such date:

                        Period                            Minimum Revenue Level
                        ------                            ---------------------
     From the Effective Date through September 30, 2000          $ 3,180,000

     From October 1, 2000 through December 31, 2000              $ 4,970,000

     From January 1, 2001 through March 31, 2001                 $10,460,000

     From April 1, 2001 through June 30, 2001                    $14,330,000

     From July 1, 2001 through September 30, 2001                $16,930,000

     From October 1, 2001 through December 31, 2001              $20,540,000

     From January 1, 2002 through March 31, 2002                 $26,740,000

     From April 1, 2002 through June 30, 2002                    $39,940,000

                        Period                            Minimum Revenue Level
                        ------                            ---------------------
     From July 1, 2002 through September 30, 2002                $45,980,000

     From October 1, 2002 through December 31, 2002              $50,130,000

     From January 1, 2003 through March 31, 2003                 $55,140,000

     From April 1, 2003 through September 29, 2003               $60,350,000"

          (d) Amendment to Section 10.4. Section 10.4, Annualized EBITDA, of the
              -------------------------                -----------------
Credit Agreement is hereby amended by deleting such Section in its entirety and by substituting in lieu thereof the following:

          "Section 10.4 Annualized EBITDA. Until September 29, 2003, the
                        -----------------
     Borrower will not permit Annualized EBITDA at the end of any calendar quarter during any of the periods set forth below to be less than the amount set forth opposite such date:

                            Period                             Annualized EBITDA
                            ------                             -----------------

      From the Effective Date through September 30, 2000          ($24,270,000)

      From October 1, 2000 through December 31, 2000              ($30,600,000)

      From January 1, 2001 through March 31, 2001                 ($38,940,000)

      From April 1, 2001 through June 30, 2001                    ($31,260,000)

      From July 1, 2001 through September 30, 2001                ($45,250,000)

      From October 1, 2001 through December 31, 2001              ($61,100,000)

      From January 1, 2002 through March 31, 2002                 ($50,760,000)

      From April 1, 2002 through June 30, 2002                    ($35,350,000)

      From July 1, 2002 through September 30, 2002                ($22,130,000)

      From October 1, 2002 through December 31, 2002              ($19,390,000)

      From January 1, 2003 through March 31, 2003                 ($13,070,000)

      From April 1, 2003 through September 29, 2003                 $8,160,000"

          (e) Amendment to Section 10.5. Section 10.5, Wireless Subscribers, of
              -------------------------                 --------------------
the Credit Agreement is hereby amended by deleting such Section in its entirety and by substituting in lieu thereof the following:

          "Section 10.5 Wireless Subscribers. Until September 29, 2003, the
                        --------------------
     Borrower will not permit Wireless Subscribers at the end of any calendar quarter during any of the periods set forth below to be less than the amount set forth opposite such date:

                           Period                            Minimum Subscribers
                           ------                            -------------------
      From the Effective Date through September 30, 2000              16,000

      From October 1, 2000 through December 31, 2000                  25,600

      From January 1, 2001 through March 31, 2001                     54,900

      From April 1, 2001 through June 30, 2001                        65,700

      From July 1, 2001 through September 30, 2001                    82,600

      From October 1, 2001 through December 31, 2001                 106,600

      From January 1, 2002 through March 31, 2002                    131,200

      From April 1, 2002 through June 30, 2002                       191,500

      From July 1, 2002 through September 30, 2002                   218,600

      From October 1, 2002 through December 31, 2002                 250,200

      From January 1, 2003 through March 31, 2003                    275,600


      From April 1, 2003 through September 29, 2003                 300,600"

          (f) Amendment to Section 10.6. Section 10.6, Capital Expenditures, of
              -------------------------                --------------------
the Credit Agreement is hereby amended by deleting such Section in its entirety and by substituting in lieu thereof the following:

          "Section 10.6 Capital Expenditures. Until March 30, 2004, the Borrower
                        --------------------
     will not permit cumulative Capital Expenditures for the period beginning on January 1, 2000 and at the end of each calendar quarter during the periods set forth below to exceed the amount set forth opposite such date, provided that cumulative Capital Expenditures shall exclude, if and to the extent applicable, an amount equal to the net proceeds paid to the Borrower or any of its Consolidated Subsidiaries in connection with the sale of certain capital assets for which such Capital Expenditure was made, such sale being made pursuant to Section 9.9(a) hereof:

                          Period                             Cumulative Capital
                          ------                                Expenditures
                                                                ------------

      From the Effective Date through September 30, 2000          $94,000,000

      From October 1, 2000 through December 31, 2000             $112,880,000

      From January 1, 2001 through March 31, 2001                $180,080,000

      From April 1, 2001 through June 30, 2001                   $217,510,000

      From July 1, 2001 through September 30, 2001               $252,550,000

      From October 1, 2001 through December 31, 2001             $268,160,000

      From January 1, 2002 through March 31, 2002                $272,830,000

      From April 1, 2002 through June 30, 2002                   $273,960,000

      From July 1, 2002 through September 30, 2002               $281,720,000

      From October 1, 2002 through December 31, 2002             $285,270,000

      From January 1, 2003 through March 31, 2003                $290,610,000

      From April 1, 2003 through June 30, 2003                   $295,940,000

      From July 1, 2003 through September 30, 2003               $302,760,000

      From October 1, 2003 through March 30, 2004               $310,360,000"

          (g) Amendment to Section 10.7. Section 10.7, Leverage Ratio, of the
              -------------------------                --------------
Credit Agreement is hereby amended by deleting such Section in its entirety and by substituting in lieu thereof the following:

          "Section 10.7 Leverage Ratio. The Borrower will not permit the
                        --------------
     Leverage Ratio at the end of any calendar quarter during any of the periods set forth below to exceed the ratio set forth opposite such date:

                              Period                        Leverage Ratio
                              ------                        --------------

      On September 30, 2003                                     17.25:1

      From October 1, 2003 through December 31, 2003            16.50:1

      From January 1, 2004 through December 31, 2004             5.00:1

      From January 1, 2005 through December 31, 2005             3.50:1

      From January 1, 2006 through December 31, 2006             2.50:1

      From January 1, 2007 through the Maturity Date             2.00:1"

            (h)      Amendment to Section 10.8. Section 10.8, Senior Leverage
                     -------------------------                ---------------
     Ratio, of the Credit Agreement is hereby amended by deleting such Section
     -----
     in its entirety and by substituting in lieu thereof the following:

            "Section 10.8 Senior Leverage Ratio. The Borrower will not permit
                          ---------------------
the Senior Leverage Ratio at the end of any calendar quarter during any of the periods set forth below to exceed the ratio set forth opposite such date:

                              Period                     Senior Leverage Ratio
                              ------                     ---------------------

      On September 30, 2003                                      6.50:1

      From October 1, 2003 through December 31, 2003             6.00:1

      From January 1, 2004 through December 31, 2004             2.00:1

      From January 1, 2005 through the Maturity Date             1.50:1"

            (i)      Amendment to Section 10.9. Section 10.9, Interest Coverage
                     -------------------------                -----------------
Ratio, of the Credit Agreement is hereby amended by deleting such Section in its
-----
entirety and by substituting in lieu thereof the following:


            "Section 10.9 Interest Coverage Ratio. The Borrower will not permit
                          -----------------------
     the ratio of (a) Annualized EBITDA for any calendar quarter during any of the periods set forth below to (b) Consolidated Interest Expense for the immediately preceding two (2) calendar quarters times two (2), to be less than the ratio set forth opposite such date:

                              Period                  Interest Coverage Ratio
                              ------                  -----------------------

      On September 30, 2003                                      1.75:1

      From October 1, 2003 through December 31, 2003             2.00:1

      From January 1, 2004 through December 31, 2004             2.00:1

      From January 1, 2005 through December 31, 2005             2.00:1

      From January 1, 2006 through December 31, 2006             3.00:1

      From January 1, 2007 through December 31, 2007             3.00:1

      From January 1, 2008 through the Maturity Date             3.00:1

            (j)      Amendment to Section 10.11. Section 10.11, Pro Forma Debt
                     --------------------------                 --------------
Service, of the Credit Agreement is hereby amended by deleting such Section in
-------
its entirety and by substituting in lieu thereof the following:


            "Section 10.11 Pro Forma Debt Service. The Borrower will not
                             ----------------------
         permit the ratio of (a) Annualized EBITDA for any calendar quarter during any of the periods ending on any of the dates set forth below to
         (b) Pro Forma Debt Service, to be less than the ratio set forth opposite such date:

                              Period                     Pro Forma Debt Service
                              ------                     ----------------------

      On September 30, 2003                                      1.10:1

      From October 1, 2003 through December 31, 2003             1.10:1

      From January 1, 2004 through December 31, 2004             1.25:1

      From January 1, 2005 through December 31, 2005             1.25:1

      From January 1, 2006 through December 31, 2006             1.50:1

      From January 1, 2007 through December 31, 2007             2.00:1

      From January 1, 2008 through the Maturity Date             2.00:1"

       (k)           Addition of Section 10.12. Article 10 of the Credit
                     -------------------------
Agreement is hereby further amended by adding the following new Section 10.12 Minimum Cash Balance / Availability:
------------------------------------

                  "Section 10.12 Minimum Cash Balance / Availability. The
                                 -----------------------------------
Borrower will not permit, at any time, the sum of (a) its cash on hand and (b) Available Tranche A Commitment to be less than $10,000,000."

       3.            Consent to Agreements. Subject to the terms and conditions
                     ---------------------
hereof, notwithstanding any provisions of the Loan Documents to the contrary, the undersigned Lenders hereby consent to the Technology License Agreement and the AirGate Tax Allocation Agreement, and to Holdings entering into the Services Agreement, and to such other transactions and agreements contemplated therein, including, without limitation, the payment by the Borrower and its subsidiaries to Holdings of the fees contemplated in the Services Agreement; so long as (a) the cost allocation method utilized in the Services Agreement and related agreements is based on the number of Subscribers and (b) the Technology License Agreement, the AirGate Tax Allocation Agreement, the Services Agreement and any such other transactions and agreements contemplated therein shall be in form and substance reasonably satisfactory to the Administrative Agent. By execution hereof, the Required Lenders hereby direct and authorize the Administrative Agent to take such actions and enter into such agreements as may be necessary to give effect to the foregoing consent.

       4.            Confirmation of Guaranties and Security Documents. After
                     --------------------------------------------------
giving effect to this Agreement: (a) Holdings hereby acknowledges and agrees that the terms and conditions of its Guaranty Agreement shall remain in full force and effect; (b) Equipmentco hereby acknowledges and agrees that the terms and conditions of its Guaranty Agreement shall remain in full force and effect; and (c) the Loan Parties hereby acknowledge and agree that the terms and conditions of each of the Security Documents shall remain in full force and effect.

       5.            No Other Amendment or Waiver. Notwithstanding the agreement
                     ----------------------------
of the Lenders to the terms and provisions of this Agreement, the Loan Parties acknowledge and expressly agree that this Agreement is limited to the extent expressly set forth herein and shall not constitute a modification of the Credit Agreement or any other Loan Documents or a course of dealing at variance with the terms of the Credit Agreement or any other Loan Documents (other than as expressly set forth above) so as to require further notice by the Administrative Agent or the Lenders, or any of them, of its or their intent to require strict adherence to the terms of the Credit Agreement and the other Loan Documents in the future. All of the terms, conditions, provisions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect except as expressly modified by this Agreement. The Credit Agreement and each other Loan Document shall be deemed modified hereby solely to the extent necessary to effect the waivers and amendments contemplated hereby.

       6.            Representations and Warranties. The Loan Parties hereby
                     ------------------------------
represent and warrant in favor of the Administrative Agent and each Lender as follows:

            (a) Each of the Loan Parties has the corporate power and authority (i) to enter into this Agreement and (ii) to do all other acts and things as are required or contemplated hereunder to be done, observed and performed by them;

            (b) This Agreement has been duly and validly executed and delivered by each of the Loan Parties that is a party thereto, and such Agreement constitutes the legal, valid and binding obligations of such Persons, enforceable against each such Person in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

            (c) The execution and delivery of this Agreement and the performance by the Loan Parties under the Credit Agreement and the other Loan Documents to which each is a party, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Loan Parties or any of their Subsidiaries which has not already been obtained, nor is in contravention of or in conflict with the articles of incorporation, by-laws or partnership agreements of the Loan Parties or any of their Subsidiaries, or any provision of any statute, judgment, order, or material indenture, instrument, agreement, or undertaking to which Loan Parties or any of their Subsidiaries is a party or by which any of their respective assets or properties is or may become bound; and

            (d) The representations and warranties contained in Article 7 of the Credit Agreement and contained in the other Loan Documents remain true and correct as of the date hereof, both before and after giving effect to this Agreement, except to the extent previously fulfilled in accordance with the terms of the Credit Agreement or such other Loan Document, as applicable, or to the extent relating specifically to the earlier date. No Default now exists or will be caused hereby.

       7.            Conditions Precedent; Effective Date. This Agreement shall
                     ------------------------------------
be effective as of the Agreement Date subject to satisfaction of each of the following conditions precedent:

            (a) all of the representations and warranties of the Borrower under Section 6 hereof which are made as of the date hereof, being true and correct in all material respects;

            (b) receipt by the Administrative Agent of counterparts hereof executed by the Required Lenders and each of the Loan Parties;

            (c) receipt by the Administrative Agent, on behalf of the Lenders executing and delivering this Agreement on or before February 14, 2002, of an amendment fee in the amount of .250% of the aggregate Commitments of such Lenders (such sum, the "Amendment Fee"), which Amendment Fee shall be fully
                        -------------
earned when due and non-refundable when paid; and

            (d) satisfaction of each of the conditions to the Consent set forth in Section 3 hereof.

       8.            Counterparts. This Agreement may be executed in any number
                     ------------
of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument.

       9.            Loan Documents. Each reference in the Credit Agreement or
                     --------------
any other Loan Document to the term "Credit Agreement" shall hereafter mean and refer to the Credit Agreement as amended hereby and as the same may hereafter be amended.

       10.           Governing Law. This Agreement shall be construed in
                     -------------
accordance with and governed by the internal laws of the State of New York, applicable to agreements made and to be performed in New York.

       11.           Severability. Any provision of this Agreement which is
                     ------------
prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused it to be executed under seal by their duly authorized officers, all as of the day and year first above written.

BORROWER:                                iPCS WIRELESS, INC.,
                                         a Delaware corporation

                                         By:      /s/  Alan B. Catherall
                                            ------------------------------------
                                         Name:    Alan B. Catherall
                                              ----------------------------------
                                         Title:   Chief Financial Officer
                                               ---------------------------------

HOLDINGS:                                iPCS, INC., a Delaware corporation


                                         By:      /s/  Alan B. Catherall
                                            ------------------------------------
                                         Name:    Alan B. Catherall
                                              ----------------------------------
                                         Title:   Chief Financial Officer
                                               ---------------------------------

EQUIPMENTCO:                             iPCS EQUIPMENT, INC.,
                                         a Delaware corporation

                                         By:      /s/  Alan B. Catherall
                                            ------------------------------------
                                         Name:    Alan B. Catherall
                                              ----------------------------------
                                         Title:   Chief Financial Officer
                                               ---------------------------------


                                                             iPCS WIRELESS, INC.
                                        FOURTH AMENDMENT TO AMENDED AND RESTATED
                                                    CREDIT AGREEMENT AND CONSENT
                                                                Signature Page 1

ADMINISTRATIVE AGENT
AND LENDERS:                          TORONTO DOMINION (TEXAS), INC., as
                                      Administrative Agent and as a Lender

                                      By:      /s/  Jeff Lents
                                         --------------------------------
                                      Name:      Jeff Lents
                                           ------------------------------
                                      Title:     Vice President
                                            -----------------------------



                                                             iPCS WIRELESS, INC.
                                        FOURTH AMENDMENT TO AMENDED AND RESTATED
                                                    CREDIT AGREEMENT AND CONSENT
                                                                Signature Page 2

                                          THE BANK OF NOVA SCOTIA, as a Lender


                                           By:      /s/ Stephen C. Levi
                                              --------------------------------
                                           Name:    Stephen C. Levi
                                                ------------------------------
                                           Title:   Authorized Signatory
                                                 -----------------------------



                                                             iPCS WIRELESS, INC.
                                        FOURTH AMENDMENT TO AMENDED AND RESTATED
                                                    CREDIT AGREEMENT AND CONSENT
                                                                Signature Page 3

                                          CITY NATIONAL BANK, as a Lender

                                          By: /s/ Aaron Cohen
                                             -----------------------------------
                                          Name:  Aaron Cohen
                                               ---------------------------------
                                          Title: Vice President
                                                --------------------------------

                                                             iPCS WIRELESS, INC.
                                        FOURTH AMENDMENT TO AMENDED AND RESTATED
                                                    CREDIT AGREEMENT AND CONSENT
                                                                Signature Page 4

                                          IBM CREDIT CORPORATION, as a Lender


                                          By: /s/ Thomas C. Lurcio
                                             -----------------------------------
                                          Name:  Thomas C. Lurcio
                                               ---------------------------------
                                          Title: Manager of Credit
                                                --------------------------------

                                                             iPCS WIRELESS, INC.
                                        FOURTH AMENDMENT TO AMENDED AND RESTATED
                                                    CREDIT AGREEMENT AND CONSENT
                                                                Signature Page 5

                                          NATIONAL CITY BANK, as a Lender

                                          By: /s/ Chris Kalmbach
                                             -----------------------------------
                                          Name:  Chris Kalmbach
                                               ---------------------------------
                                          Title: Senior Vice President
                                                --------------------------------

                                                             iPCS WIRELESS, INC.
                                        FOURTH AMENDMENT TO AMENDED AND RESTATED
                                                    CREDIT AGREEMENT AND CONSENT
                                                                Signature Page 6